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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 22, 1999

                          TOREADOR ROYALTY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
       DELAWARE                      0-2517                           75-0991164
(STATE OF INCORPORATION)      (COMMISSION FILE NO.)        (IRS EMPLOYER IDENTIFICATION NO.)
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                           4809 COLE AVENUE, SUITE 108
                               DALLAS, TEXAS 75205
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (214) 559-3933





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  As previously disclosed under a Current Report on Form 8-K filed on January 6, 2000, Toreador Exploration & Production Inc. ("Toreador E&P"), a wholly-owned subsidiary of Toreador Royalty Corporation ("Toreador"), purchased certain oil and gas working interests located in Finney County, Kansas (the "Assets") from Lario Oil & Gas Company ("Lario"), pursuant to a Purchase and Sale Agreement dated November 24, 1999, between Lario and Toreador E&P (the "Lario Agreement"). Attached hereto is Exhibit 23.1, the consent of Ernst & Young LLP regarding the required financial statements and pro forma financial information for the Assets.

   (c)   Exhibits

           23.1    Consent of Ernst & Young LLP.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       TOREADOR ROYALTY CORPORATION


Date: March 27, 2000                   By: /S/ G. THOMAS GRAVES III
                                          -------------------------------------
                                          G. Thomas Graves III
                                          President and Chief Executive Officer


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                                  Exhibit Index


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Exhibit
Number                  Description
-------                 -----------
 23.1      Consent of Ernst & Young LLP.
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